Exhibit 10.15

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (“First Amendment”), dated as of the 26th day of December 2012, by and between BENJAMIN MARCUS HOMES, L.L.C., a Pennsylvania limited liability company (“BMH”), INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), a Delaware limited liability company (each a “Borrower Party” and collectively, the “Borrower Parties”), and Mark L. Hoskins, an individual residing in the Commonwealth of Pennsylvania (“Hoskins”),

AND

SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into that certain Credit Agreement dated December 30, 2011 (the “Credit Agreement”); and

WHEREAS, the parties wish to amend the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

2. Modifications.

A.	The definition of “Agreement” contained in Section 1.01 is hereby replaced with the following: “Agreement” shall mean this Credit Agreement, as modified by the First Amendment and any future amendments, modifications, or supplements from time to time.”

B.	The chart in Section 2.05(f) is hereby replaced with the following:

Closing Date – February 28, 2012	$5,800,000.00
March 1, 2012 – March 31, 2012	$5,700,000.00
April 1, 2012 – April 30, 2012	$5,600,000.00
May 1, 2012 – May 31, 2012	$5,500,000.00
June 1, 2012 – June 30, 2012	$5,400,000.00
July 1, 2012 – July 31, 2012	$5,300,000.00
August 1, 2012 – August 31, 2012	$5,200,000.00
September 1, 2012 – September 30, 2012	$5,100,000.00
October 1, 2012 – October 31, 2012	$5,000,000.00
November 1, 2012 – June 30, 2013	$4,900,000.00
July 1, 2013 – November 30, 2013	$4,700,000.00
December 1, 2013 – thereafter	$4,500,000.00

C.	Effective as of the date of this First Amendment, there shall be no management fee associated with the development of the Tuscany Land as contemplated by Section 2.08(b) of the Credit Agreement. All references to a management fee and method of calculation of same are hereby deleted from Section 2.08(b) of the Credit Agreement.

D.	Section 2.08(b) is hereby further amended to acknowledge that the Lender has approved the final development budget for the development of the Tuscany Land, which approved budget is attached as EXHIBIT A to this First Amendment.

E.	EXHIBIT D is hereby amended as follows:

1.	“Release Prices” is hereby replaced with “Release Prices for lots on Hamlets Land”.

2.	The following is hereby added to the end of EXHIBIT D:

“Release Prices for lots on Tuscany Land

The Release Price for each lot, as used in section 2.05(b), shall be the higher of 1) the proceeds from the lot closing (gross selling price minus seller’s portion of the following: real estate commissions, title costs, recording costs and stamps), or 2) the following amounts for each lot number:

Lot 1	$ 297,500.00
Lot 2	$ 233,750.00
Lot 3	$ 488,750.00
Lot 4	$ 340,000.00
Lot 5	$ 233,750.00
Lot 6	$ 233,750.00
Lot 7	$ 233,750.00
Lot 8	$ 250,750.00
Lot 9	$ 233,750.00
Lot 10	$ 276,250.00
Lot 11	$ 318,750.00
Lot 12	$ 382,500.00
Lot 13	$ 488,750.00
Lot 14	$ 187,000.00
Lot 15	$ 199,750.00
Lot 16	$ 212,500.00
Lot 17	$ 233,750.00
Lot 18	$ 170,000.00

3. Miscellaneous.  This First Amendment to the Credit Agreement, and all other terms and conditions of the Credit Agreement not specifically amended by this First Amendment shall continue and remain in full force and effect.  No variation, modification or amendment to this First Amendment shall be deemed valid or effective unless and until it is signed by the parties hereto.  This First Amendment may be executed in counterparts, each of which once so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly and properly executed as of the date first above written.

THE BORROWER PARTIES:

BENJAMIN MARCUS HOMES, L.L.C.

By: /s/  Mark L. Hoskins

Name: Mark L. Hoskins

Title: Manager

INVESTOR’S MARK ACQUISITIONS, LLC

By: /s/  Mark L. Hoskins

Name: Mark L. Hoskins

Title: Manager

MARK L. HOSKINS INDIVIDUALLY:

/s/  Mark L. Hoskins

Mark L. Hoskins

LENDER:

SHEPHERD’S FINANCE, LLC

By: /s/  Dan Wallach

Name: Dan Wallach

Title: Chief Executive Officer

The Guarantors join in the execution of this First Amendment to evidence their agreement to the applicable provisions of this First Amendment.

GUARANTORS:

BENJAMIN MARCUS HOMES, L.L.C.

By: /s/  Mark L. Hoskins

Name: Mark L. Hoskins

Title: Manager

INVESTOR’S MARK ACQUISITIONS, LLC

By: /s/  Mark L. Hoskins

Name: Mark L. Hoskins

Title: Manager

/s/  Mark L. Hoskins

Mark L. Hoskins

EXHIBIT A

Tuscany Budget
$270,000	paving (prior to final course)
$130,000	paving (final course
$1,216,000	Sopko excavation
$(110,000)	contribution from neighbor
$140,000	water
$15,000	hydrants
$38,500	landscaping
$76,000	bonding
$89,000	contingency
$41,000	permitting fees (paid)
$37,500	township engineering fees (outstanding)
$1,943,000	Budget Total

Source of Funds
$1,291,000	Shepherd's Finance prior to lot sales in Tuscany, assuming all lots are sold in Hamlets 1 and 2
$130,000	Shepherd's Finance final paving (from lot sale proceeds in Tuscany)
$121,000	Sopko Retainage, to be paid after third lot sale in Tuscany
$41,000	permitting fees (paid)
$26,000	Water Company Funds
$27,000	Retainage on Amity first course (paid after second lot sale)
$201,000	Sopko final payment prior to retainage won't happen until first and second lot sale
$38,500	No landscaping bills paid until 2nd lot sells
$67,500	From Mark on the initial paving bill
$1,943,000	Total